Letter to Shareholders June 6, 2022

Letter to Shareholders © 2022 Rivian. All rights reserved. To our shareholders: Over the last year, we have launched our flagship vehicles, the R1T, R1S, and EDV as well as our direct-to-customer delivery and service operations. These vehicles and services are critical for establishing our consumer and commercial business. Launching multiple vehicles across two platforms during our first year of production has required the coordinated ramp of our supply chain, the hiring and training of our production workforce, equipment bring-up, and rapid iteration through quality loops. These launches have been executed during one of the most complex operating environments in decades with a highly constrained supply chain, continued COVID-19 outbreaks around the world, and more recently, geopolitical unrest with the crisis in Ukraine. Our production plant in Normal, Illinois has 150,000 units of annual capacity and we will continue to ramp our supply chain and production to fully utilize this capacity. Since raising $13.7 billion of gross proceeds in our IPO last November, the capital markets have changed dramatically. While our strategic position and structural advantages are not impacted by these short-term market dynamics, we recognize this shift in the capital markets. We have focused our roadmap to ensure that the $17 billion of cash we had on our balance sheet as of March 31, 2022 can support the 2025 launch and ramp of our R2 vehicle platform. Transportation in transition Our society today will have a profound impact on the planet our kids, and their kids, will inherit. To put it simply, over the last 120 years, humanity has materially changed our planet’s atmosphere through the extraction and subsequent combustion of hundreds of millions of years of accumulated carbon. The actions we take over the next few decades will determine the state of our planet for many generations to come. As much as it may seem that this shift to a carbon neutral and renewable based global economy is well underway, we are still at the very start of this massive transformation. Our global car parc of more than 1.5-billion cars and trucks is less than two percent electric and further still, only a fraction of these electric vehicles are connected. Fortunately, rapidly shifting consumer mindset supported by increasingly strong policy tailwinds around the world will enable an industry transformation over the next two decades that is unlike anything the industrialized world has seen before. The topology of companies that will deliver and drive this future state will be different from what was used to build our current fossil fuel industrial complex. The supply chains, go-to-market strategies, energy supply, and geopolitical forces will fundamentally change from what we experienced over the last 100 years. I started Rivian to help shape and accelerate the formation of this new value chain.

Letter to Shareholders © 2022 Rivian. All rights reserved. Our launch products were designed as flagship offerings for both the consumer and commercial sides of our business. We are building a brand and product portfolio with the objective of maximizing impact in the shift to a carbon-neutral transportation and energy ecosystem. On the consumer side, the R1T and R1S establish the brand and lay the foundation for us to grow and expand our portfolio globally across different price points and form factors, the first of which will be our R2 platform. On the commercial side, our strong partnership with Amazon and its initial order of 100,000 vehicles enables us to work with one of the most sophisticated fleets in the world to demonstrate how electrification and connectivity fundamentally improve the operating costs for commercial fleets – our learnings are not only informing our future commercial variants but also our FleetOS software-as-a-service platform. The redefinition of the customer journey through software-defined products delivered with direct-to-customer models will reimagine the value chain that we know today. While we are at the start of our journey, we believe that Rivian can become one of the largest companies in the world, helping to drive the future of transportation. Long-term structural advantages In building Rivian, we are focused on creating long-term structural advantages in terms of both cost and product features. This has driven our approach to vertically integrate a number of key aspects of the business including the full software stack, vehicle electronics and network architecture, self-driving and driver assist platforms, vehicle propulsion platforms, and battery systems and production. We’ve also developed direct-to-customer platforms including both the digital ecosystem and the physical infrastructure as well as our fleet chargers and our consumer-facing fast chargers known as the Rivian Adventure Network. Developing these technologies will continue to require substantial investment and enable product leadership from both a cost and feature point of view. The control of our software stack across the vehicle systems and our direct-to-customer ecosystem creates a software- defined brand experience that will be challenging to match. The in-house design of our electronics enables structural cost advantages through compute and sensor consolidation that will be difficult for others to achieve when working across multiple Tier 1 suppliers.

Letter to Shareholders © 2022 Rivian. All rights reserved. We believe the area where we’ll see the most change over the coming decade is within the battery supply chain, with the need for battery production capacity in the world to expand by more than 20 times during this time. Deep expertise across the entire battery supply chain will be critical for creating cost advantages over time. We are focused on building partnerships with cell providers and upstream pre-cursor material suppliers that will complement our internal cell development initiatives. We want to be clear to our customers and investors that while we may be adjusting the product roadmap and associated spending, we will continue to make long-term investments in our technology and customer experience. These investments front load some of our spending, but they are foundational to ensuring meaningful competitive advantages that will allow us to achieve substantial scale. Focus on execution Our ability to ramp production in our Normal, Illinois facility, deliver compelling unit economics, and successfully introduce and ramp R2 are all critical to our long-term success. As we sit here today, we have built a fully operational production facility in Normal, Illinois, with 150,000 annual units of installed capacity to produce our R1T, R1S, EDV 700, and EDV 500. Our top near-term priority is to fully ramp production and satisfy the extraordinary demand for these vehicles. Scaling vehicle production is nontrivial as each unit represents a complicated symphony of component supply. However, the plant has demonstrated its ability to operate at close-to-full capacity across burst build activities, and we remain optimistic that we will be able to continue ramping our supply chain to support that capacity. Closely related to the ramp of our first plant, the durability of our impact is tied to us delivering compelling gross margins. Over the long- term, we believe the reinvestment of profit into products, technology, infrastructure, and services will serve as a sustainable basis for future growth. Building global, high volume vehicle platforms and manufacturing facilities requires that we optimize the efficiency of every dollar spent per unit of capacity. This will require us to leverage the learnings and experience of prior programs, as we have already seen through the capital efficiencies gained between the R1 and commercial van production lines. As we look towards the launch of R2, we are excited to deploy the many learnings we have generated in building and ramping these first two production lines.

Letter to Shareholders © 2022 Rivian. All rights reserved. Our confidence in the path ahead Since the launch of the R1 and EDV products, it’s been incredible receiving feedback from customers as well as the response from media outlets including the R1T being named MotorTrend’s 2022 Truck of the Year. We continue to grow demand with a backlog of over 90,000 R1 preorders and Amazon’s initial order of 100,000 EDVs. The journey ahead won’t be easy, and we must remain hyper focused on execution of our ramp, path to positive margins, and development of our future technologies and R2 product line. Our team is focused and ready for the challenges that will come – we’re fortunate to have passionate team members and partners to help us achieve our vision. We are thankful for the enthusiasm of our customers and the communities we operate in, as well as the ongoing encouragement and support of our investors. RJ Scaringe This letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that do not relate to matters of historical fact should be considered forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward- looking statements use these words or expressions. These forward-looking statements speak only as of the date when made, and the Company undertakes no obligation to publicly update or revise any forward- looking statements after the date of this letter, except as required by applicable law. Forward-looking statements are not guarantees of future performance and inherently involve a wide range of risks and uncertainties that are difficult to predict. A discussion of these risks and uncertainties is contained in the Company’s filings with the Securities and Exchange Commission.